Expertise Strength Commitment First Quarter 2013 Conference Call May 14, 2013 1

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company and/or Gateway Insurance Company (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. Safe Harbor 2

Atlas Snapshot NASDAQ: AFH – TSX Venture: AFH Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Employees (3/31/13) (1) 102 Subsidiaries / Brands American Country American Service Gateway (including Alano) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $145.3M Total Assets $223.5M Total Shareholders’ Equity $70.2M Shares Outstanding 8.1M Book Value Per Share $6.20 3 (at 3/31/2013 unless otherwise noted) (1) Includes Gateway Insurance Company employees.

4 2013 First Quarter Highlights Completed U.S. IPO • February 2013 • Currently 8.1 Million Shares Outstanding Completed Acquisition of Gateway Insurance • St. Louis based taxi and limousine insurer • Approximately $10 million of annual taxi and limousine written premium • Purchase price equal to adjusted tangible book value Continued Focus on Geographic Expansion / Core Growth • Gross premium written increased by 90.2%, which included an increase of 92.6% in our core commercial auto business • Actively distributed our core products in 38 states during the three month period ended March 31, 2013 Underwriting Improvement / Focus on ROE Improvement • Combined ratio improved by 9.2 percentage points to 98.1% • Underwriting results improved by $915,000 Atlas’ U.S. IPO Summary Offering Size 4,576,500 shares • 1.5M newly registered shares • 2.6M selling shareholder • 0.5M overallotment Price $5.85 Bookrunner Sandler O’Neill + Partners, L.P. Co-Managers Sterne Agee, Canaccord Genuity EarlyBirdCapital, Inc., Sidoti & Company, LLC Closing February 15, 2013 – Primary March 15, 2013 - Overallotment Company Begins Trading on NASDAQ Current Shares Out. 8,095,892 Post IPO Trading Range $5.80 - $8.00

# Atlas' Core Focus – "Light" Commercial Auto

**Target Market**

- Taxi, limousine, livery and non-emergency paratransit
- Owner-operated and small operation fleets (1-10 vehicles)
- Generally, insured to minimum required policy limits

**Value Proposition Based on Competitive Strengths Within Niche**

- Strong brand recognition and market presence
- Long-standing distribution relationships
- Underwriting expertise, loss data and technology
- Specialized claims handling

**Attractive Niche Industry Sector**

- Limited number of competitors

92.6% Growth in Core Commercial Lines
in Q1 2013



**Taxi**
Demand-response units operating in local metropolitan and rural areas.



**Limousine**
Prearranged transportation in luxury vehicles, vans, and minibuses.



**Paratransit**
Social service and non-emergency medical transportation in local areas.

5

Geographic Expansion 6 • Currently distributing products in 40 states plus Washington D.C. (38 in Q1 2013) • Expanded into CA, HI, MT, NE, ND, SD, WA, WV and DC through Gateway acquisition • Licensed to write P&C insurance in 49 states and the District of Columbia 6

Geographic Concentration 7 Gross premium written by state (in '000s) Three Month Periods Ended 31-Mar-13 31-Mar-12 Illinois $6,822 30.5% $5,564 47.3% New York 2,495 11.2% 1,516 12.9% Michigan 2,060 9.2% 1,891 16.1% Georgia 1,236 5.5% 496 4.2% California 1,022 4.6% — — Minnesota 832 3.7% 455 3.9% Texas 819 3.7% 201 1.7% Ohio 658 2.9% 100 0.9% Louisiana 622 2.8% 7 0.1% Kentucky 551 2.5% 110 0.9% Other 5,237 2.3% 1,414 12.0% TOTAL $22,354 100.0% $11,754 100.0%

Historical Realignment of Atlas 8 2013 Completed Acquisition of Gateway; U.S. IPO Continued Improvement in Underwriting Profit 2012 Company Begins Seeing Effect of Shift / Expanded Geographic Footprint Realignment Completed ~ Improved Ratios and Underwriting Profit Early 2011 Atlas Begins Process of Exiting Non-Standard Auto Lines / Re-Aligned Infrastructure

Considerable Financial Improvement Since Realignment – Focus on Core 9 Combined Operating Ratio (“COR”) Atlas Net Written Premium Mix 114.1% 119.7% 169.7% 107.3% 111.5% 97.6% 97.5% 98.1% 75.0% 100.0% 125.0% 150.0% 175.0% Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'12 Approximately 49% of Q4 ‘11 COR related to wind-down of ACIC pension and non-core legacy reserve strengthening 0% 20% 40% 60% 80% 100% Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13* Commercial Auto Other * Q1 13 does not include the impact of Gateway-related WC reinsurance cession for the 12-31-12 UPR of $4.8 million negative written. ** Negative amounts relate to mid-term cancellation credits on premium for non-core lines during 2012 and Q1 2013.

Financial Highlights

Q1 2013 Financial Results • Gross premium written increased by 90.2% to $22.4 million • Underwriting results improved by $915,000 • Net income was $602,000, compared to $135,000 in Q1 2012 • Basic and diluted earnings per common share were $0.05 and $0.04, respectively, net of accounting treatment for preferred shares 11 Short Term Financial Impact of Gateway Acquisition* Legal / Professional Fees / Severance Totaling Approximately $743,000 * Detailed Table Included in Appendix Restructuring and acquisition expenses had an impact of $0.09 per diluted common share in the quarter 03/31/2013 12/31/2012 Loss Ratio 64.6% 71.0% Acquisition Cost Ratio 14.3% 16.5% Other Underwriting Expenses 19.2% 19.8% Combined Ratio 98.1% 107.3%

($ in thousands) March 31, 2013 December 31, 2012 Cash and Investments $145,334 $120,824 Total Investments $121,564 $100,912 Total Assets $223,544 $163,067 Claim Reserves (Gross) (1) (2) $105,891 $70,067 Total Shareholders’ Equity $70,195 $56,254 12 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection • Attractive investment leverage • Debt-free balance sheet • 2013 includes acquisition of Gateway / completion of U.S. IPO Strong Balance Sheet $710,000 of Investment Income and Other Revenues, Representing a 2.2% Annual Yield for the Company’s Shareholders Book Value per Common Share (diluted) = $6.20 As at March 31, 2013

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities • High quality fixed income portfolio Substantial Investment Portfolio • As of March 31, 2013, total investments equaled $121.4 million • Predominantly corporate and government bonds • Average duration of 3.8 years • Average S&P rating of AA 13 Government 40% Corporate 33% Commerical Mortgage 19% Other Asset Backed 7% Equities 1% Investment Portfolio (3/31/2013) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc. and Gateway Insurance Company March 31, 2012 (1) AAA/Aaa 61.8% AA/Aa 7.8% A/A 20.7% BBB/Baa 9.7%

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations Counsel: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615 Nasdaq: AFH / TSX: AFH May 14, 2013

Impact of Gateway 15 The following chart illustrates the Company's operating results, with detail regarding the Gateway transaction and the impact of lines of business that were acquired and are being wound down (in '000s, except share count, per share and COR%): Total Per Share COR% Net income available to common shareholders $ 326 $0.04 Add: Preferred share dividends 276 Net Income 602 98.1% Restructuring and acquisition costs related to Gateway Legal & professional fees 406 0.05 Severance 337 0.04 2.4% Impact of non-core activities Underwriting impact of non-core business 57 0.01 0.4% Near-term operating expense 33 — 0.2% Realized gains and dividend income (98) (0.01) — Core Operations Operating Income - Adjusted $ 1,337 $0.13 95.1% Weighted average diluted common shares = 8,378,997 (1) Combined underwriting loss for truck line of business acquired from Gateway and all lines of business in state of Florida (2) First quarter rent expense for second floor of office space at Gateway's St. Louis building, which was vacated in the second quarter 2013 (3) Adjusted operating income per share shown net of accounting treatment for preferred shares. Operating income is an internal performance measure used in the management of the Company's operations. It represents after-tax operational results excluding, as applicable, net realized gains or losses, net impairment charges recognized in earnings and other items. These amounts are more heavily influenced by market opportunities and other external factors. Operating income should not be viewed as a substitute for U.S. GAAP net income.